UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NRIQ.BEN_IA.E.21393.OUTSOURCED/000001/000001/i N R I Q Annual Financial Statements Mark this box if you would like to receive the Annual Financial Statements and related MD&A by mail. Financial Statements Request Form Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist. Alternatively, you may choose to access the report(s) online at www.sedar.com. Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy. Interim Financial Statements Mark this box if you would like to receive Interim Financial Statements and related MD&A by mail. Please place my name on your financial statements mailing list.

See the reverse side of this notice to obtain proxy materials and voting instructions. E21953 - P86766 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 5, 2017. NOVAGOLD RESOURCES INC. You are receiving this communication because you hold shares in the company named above . This is not a ballot . You cannot use this notice to vote these shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . You may view the proxy materials online at www . proxyvote . com or easily request a paper copy (see reverse side) . We encourage you to access and review all of the important information contained in the proxy materials before voting . Meeting Information Meeting Type: Annual Meeting For holders as of: March 13, 2017 Date: May 5, 2017 Time: 1:00 PM (Pacific Daylight Time) Location: Hyatt Regency Vancouver Grouse Room 655 Burrard Street Vancouver, BC V6C 2R7, Canada

How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E - MAIL Copy: If you want to receive a paper or e - mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNE T : ww w .p r o xy v ot e .com 2) BY TELEPHONE : 1 - 800 - 579 - 1639 3) BY E - MAIL* : sendmaterial@proxyvote.com * If requesting materials by e - mail, please send a blank e - mail with the information that is printed in the box marked Vote In Person : If you choose to vote these shares in person at the meeting, you must request a " legal proxy . " To do so, please follow the instructions at www . proxyvote . com or request a paper copy of the materials, which will contain the appropriate instructions . Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting . Please check the meeting materials for any special requirements for meeting attendance . Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box E21954 - P86766 Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e - mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2017 to facilitate timely delivery. marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials,which will include a voting instruction form. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement Annual Report

Voting Items E21955 - P86766 The Board of Directors recommends you vote FOR the following proposals: 1. 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30 , 2017 , and authorizing the Directors to fix their remuneration . See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 23 , 2017 . 3. 4. 5. 6. Approval of Non - Binding Advisory Vote on Executive Compensation To approve a non - binding resolution approving the compensation of the Company's Named Executive Officers . See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 23 , 2017 . Approval of All Unallocated Entitlements Under the Stock Award Plan To approve all unallocated entitlements under the Company’s Stock Award Plan . See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23 , 2017 . Approval of All Unallocated Entitlements Under the Performance Share Unit Plan To approve all unallocated entitlements under the Company’s Performance Share Unit Plan . See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23 , 2017 . Approval of All Unallocated Entitlements Under the Deferred Share Unit Plan To approve all unallocated entitlements under the Company’s Deferred Share Unit Plan . See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23 , 2017 . NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Election of Directors Nominees: 1a. Sharon Dowdall 1b. Dr. Marc Faber 1c. Dr. Thomas Kaplan 1d. Gregory Lang 1e. Gillyeard Leathley 1f. Igor Levental 1g. Kalidas Madhavpeddi 1h. Gerald McConnell 1i. Clynton Nauman 1j. Rick Van Nieuwenhuyse 1k. Anthony Walsh See disclosure under the heading “Election of Directors” as set out in the Company’s Management Information Circular dated March 23 , 2017 .

Voting Instructions E21956 - P86766

Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Vote by Internet: Vote by Phone: Vote by Mail: www.proxyvote.com 1 - 800 - 454 - 8683 Use the envelope enclosed PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ! NOVAGOLD RESOURCES INC. ANNUAL MEETING FOR HOLDERS AS OF 3/13/17 TO BE HELD ON 5/5/17 Your vote is important. Thank you for voting. Read the Proxy Statement and have the voting instruction form below at hand . Please note that the telephone and Internet voting turns off at 11 : 59 p . m . ET the night before the meeting or cutoff date . Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice & Proxy Statement and Annual Report E21952 - P86766 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Sharon Dowdall 1d. Gregory Lang 1e. Gillyeard Leathley 1f. Igor Levental 1g. Kalidas Madhavpeddi 1h. Gerald McConnell 1i. Clynton Nauman 1j. Rick Van Nieuwenhuyse For Withhold 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30 , 2017 , and authorizing the Directors to fix their remuneration . See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated Compensation To approve a non - binding resolution approving the compensation of the Company's Named Executive Officers . See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 23 , 2017 . 4. Approval of All Unallocated Entitlements Under the Stock Award Plan To approve all unallocated entitlements under the Company’s Stock A wa r d Plan . Se e disclosu r e unde r th e headin g “Additiona l Matter s ! ! ! to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. 5. Approval of All Unallocated Entitlements Under the Performance Share Unit Plan To approve all unallocated entitlements under the Company’s Performance Share Unit Plan . See disclosure under the heading “Additional Matters to be Acted Upon” as set out ! ! in the Company’s Management Information Circular dated March 23, 2017. ! ! 6. Approval of All Unallocated Entitlements Under the Deferred Share Unit Plan To approve all unallocated entitlements under the Company’s Deferred Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1k. Anthony Walsh See disclosure under the heading “Election of Directors” as set out in the Company’s Management Information Circular dated March 23 , 2017 . For Withhold ! ! ! ! ! ! ! ! 1b. Dr. Marc Faber ! ! March 23, 2017. 1c. Dr. Thomas Kaplan ! ! 3. Approval of Non - Binding Advisory Vote on Executive For Against Abstain

Shareholder Meeting Notice 01ASSB Important Notice Regarding the Availability of Proxy Materials for NOVAGOLD RESOURCES INC. Annual Meeting to be Held on May 5, 2017 The Canadian securities regulators have adopted policies which permit the use of notice - and - access for proxy solicitation instead of the traditional physical delivery of proxy materials . The Company is availing itself of the notice - and - access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual Meeting unless speciﬁcally requested in accordance with the instructions in this Notice . You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important! In order to comply with the policies adopted by the Canadian securities regulators and the rules of the U.S. Securities and Exchange Commission, NOVAGOLD RESOURCES INC. will mail this communication to you twice. The ﬁrst mailing will include this communication only and the second mailing will include this communication together with the proxy that can be used to vote your shares at the Annual Meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Management Information Circular and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Under notice - and - access, proxy materials will be available for viewing up to one year from the date of posting. Shareholders with questions about notice and access can contact the Company’s transfer agent by calling Computershare Investor Services Inc. toll free at 1 - 866 - 964 - 0492. Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 21, 2017 to facilitate timely delivery of a paper copy of proxy materials for the May 5, 2017 Annual Meeting. . IMPORTANT ANNUAL MEETING INFORMATION Have questions about this notice? Call the Toll Free Number below or scan the QR code to ﬁnd out more Toll Free – 1 - 866 - 964 - 0492 www.computershare.com/ noticeandaccess http://www.envisionreports.com/Novagold_2017 or www.sedar.com N R I Q

Shareholder Meeting Notice The NOVAGOLD RESOURCES INC. Annual Meeting of Shareholders will be held on May 5, 2017 at the Hyatt Regency Vancouver, Grouse Room, 655 Burrard Street, Vancouver, British Columbia, V6C 2R7, Canada, at 1:00pm (Paciﬁc Daylight Time). VOTING ITEMS The Board of Directors recommends you vote FOR the following: 02 Dr. Marc Faber 07 Kalidas Madhavpeddi 03 Dr. Thomas Kaplan 08 Gerald McConnell 04 Gregory Lang 09 Clynton Nauman 05 Gillyeard Leathley 10 Rick Van Nieuwenhuyse 1 Election of Directors: Nominees 01 Sharon Dowdall 06 Igor Levental 11 Anthony Walsh 01ASTB . See “Election of Directors” as set out in the Management Information Circular dated March 23, 2017. 2 Appointment of Auditors: Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to ﬁx their remuneration. See “Appointment of Auditors” as set out in the Management Information Circular dated March 23, 2017. 3 Approval of Non - Binding Advisory Vote on Executive Compensation: To approve a non - binding resolution approving the compensation of the Company’s Named Executive Ofﬁcers. See “Additional Matters to be Acted Upon” as set out in the Management Information Circular dated March 23, 2017. 4 Approval of All Unallocated Entitlements Under the Stock Award Plan: To approve all unallocated entitlements under the Stock Award Plan. See “Additional Matters to be Acted Upon” as set out In the Management Information Circular dated March 23, 2017. 5 Approval of All Unallocated Entitlements Under the Performance Share Unit Plan: To approve all unallocated entitlements under the Performance Share Unit Plan. See “Additional Matters to be Acted Upon” as set out in the Management Information Circular dated March 23, 2017. 6 Approval of All Unallocated Entitlements Under the Deferred Share Unit Plan: To approve all unallocated entitlements under the Deferred Share Unit Plan. See “Additional Matters to be Acted Upon” as set out in the Management Information Circular dated March 23, 2017. We encourage you to access and review all of the important information contained in the proxy materials before voting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper or email copy of the proxy materials and a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Registered shareholders have two methods by which they can vote their shares at the Annual Meeting, namely in person or by proxy. To assure your representation at the Annual Meeting, please complete, sign, date and return the proxy that is delivered to you. Sending your proxy will not prevent you from voting in person at the Meeting. Shareholders who do not wish to attend the Annual Meeting or do not wish to vote in person can vote by proxy. A registered shareholder must return the completed proxy to the Company: (a) by delivering the proxy to the Toronto ofﬁce of the Company’s transfer agent, Computershare, at its ofﬁce at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1, for receipt not later than May 3, 2017 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time); (b) by fax to the Toronto ofﬁce of Computershare, Attention: Proxy Tabulation at 416 - 263 - 9524 or 1 - 866 - 249 - 7775, not later than May 3, 2017 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time); (c) by internet at http://www.envisionreports.com/Novagold_2017 not later than May 3, 2017 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time); or (d) by telephone by calling toll - free in North America 1 - 866 - 732 - 8683 and following the instructions, no later than May 3, 2017 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time). How to Obtain Paper or Email Copies of the Proxy Materials Shareholders may request to receive paper or email copies of current and future meeting materials by mail or email at no cost . Requests for copies may be made using your Control Number located in the shaded bar on the reverse side of this notice . If you request an email copy, you will receive an email with a hyperlink to the proxy materials . Registered shareholders may enroll to receive future meeting materials by email by visiting www . computershare . com/eDelivery and clicking on “eDelivery Signup” . Request materials: BY TELEPHONE: Call Toll Free, within North America – 1 - 866 - 962 - 0498 or direct, from Outside of North America – (514)982 - 8716 and enter your Control Number located in the shaded bar on the reverse side. BY INTERNET: http://www.envisionreports.com/Novagold_2017 BY EMAIL : Send email to service@computershare . com with “Proxy Materials NovaGold Resources Inc . ” in the subject line . Include in the message your full name and address, plus the Control Number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper or email copy of current meeting materials . To facilitate timely delivery, all requests for a paper copy of the proxy materials must be submitted by April 21, 2017 and all requests for an email copy of the proxy materials must be submitted by May 2, 2017. To obtain paper or email copies after the meeting date, please contact NOVAGOLD at 1 - 866 - 669 - 6227.

Form of Proxy - Annual General Meeting to be held on May 5, 2017 01AUQA F old F old This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof . If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse) . 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has speciﬁed a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identiﬁed in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 1:00 PM, Paciﬁc Time, on May 3, 2017.

220743 01AURA F old F old N R I Q Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY D a te Sign a tu r e(s) 01. Sharon Dowdall For Withhold 04. Gregory Lang 02. Dr. Marc Faber For Withhold 05. Gillyeard Leathley 03. Dr. Thomas Kaplan For Withhold 06. Igor Levental 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the ﬁscal year ending November 30, 2017, and authorizing the Directors to ﬁx their remuneration. See disclosure under the heading “Appointment of Auditors” as set out in the Company’s Management Information Circular dated March 23, 2017. For Withhold 3. Approval of Non - Binding Advisory Vote on Executive Compensation To approve a non - binding resolution approving the compensation of the Company’s Named Executive Ofﬁcers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. For Against Abstain 4. Approval of All Unallocated Entitlements Under the Stock Award Plan To approve all unallocated entitlements under the Company’s Stock Award Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. For Against Abstain 5. Approval of All Unallocated Entitlements Under the Performance Share Unit Plan To approve all unallocated entitlements under the Company’s Performance Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. For Against Abstain 6. Approval of All Unallocated Entitlements Under the Deferred Share Unit Plan To approve all unallocated entitlements under the Company’s Deferred Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. 07. Kalidas Madhavpeddi 10. Rick Van Nieuwenhuyse 08. Gerald McConnell 11. Anthony Walsh 09. Clynton Nauman Appointment of Proxyholder I/We being holder(s) of NOVAGOLD RESOURCES INC. hereby appoint: Dr. Thomas Kaplan, or failing him, Gregory A. Lang, or failing him, David L. Deisley, or failing him, Tricia F. Pannier, Print the name of the person you are appointing if this person is someone other than Dr. Thomas Kaplan, Gregory A. Lang, David L. Deisley, or Tricia F. Pannier. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees ﬁt) and all other matters that may properly come before the Annual General Meeting of shareholders of NOVAGOLD RESOURCES INC . to be held at the Hyatt Regency Vancouver, Grouse Room, 655 Burrard Street, Vancouver, BC, V 6 C 2 R 7 , Canada, on May 5 , 2017 at 1 : 00 PM, Paciﬁc Time, and at any adjournment or postponement thereof . VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES . 1 . Election of Directors For Against Abstain

Security Class Holder Account Number 8 th Floor, 100 University Avenue Toronto, Ontario M 5 J 2 Y 1 ww w . computershare . com Form of Proxy - Annual General Meeting to be held on May 5, 2017 01ASOA F old F old If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone telephone. 1 - 866 - 732 - VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof . If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse) . 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has speciﬁed a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identiﬁed in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 1:00 PM, Paciﬁc Time, on May 3, 2017.

F old F old Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above ﬁnancial report(s) by mail at www.computershare.com/mailinglist. N R I Q 220743 A R 1 01ASPA Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY D a te Sign a tu r e(s) 01. Sharon Dowdall For Withhold 04. Gregory Lang 02. Dr. Marc Faber For Withhold 05. Gillyeard Leathley 03. Dr. Thomas Kaplan For Withhold 06. Igor Levental 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the ﬁscal year ending November 30, 2017, and authorizing the Directors to ﬁx their remuneration. See disclosure under the heading “Appointment of Auditors” as set out in the Company’s Management Information Circular dated March 23, 2017. For Withhold 3. Approval of Non - Binding Advisory Vote on Executive Compensation To approve a non - binding resolution approving the compensation of the Company’s Named Executive Ofﬁcers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. For Against Abstain 4. Approval of All Unallocated Entitlements Under the Stock Award Plan To approve all unallocated entitlements under the Company’s Stock Award Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. For Against Abstain 5. Approval of All Unallocated Entitlements Under the Performance Share Unit Plan To approve all unallocated entitlements under the Company’s Performance Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. For Against Abstain 6. Approval of All Unallocated Entitlements Under the Deferred Share Unit Plan To approve all unallocated entitlements under the Company’s Deferred Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 23, 2017. 07. Kalidas Madhavpeddi 10. Rick Van Nieuwenhuyse 08. Gerald McConnell 11. Anthony Walsh 09. Clynton Nauman Appointment of Proxyholder I/We being holder(s) of NOVAGOLD RESOURCES INC. hereby appoint: Dr. Thomas Kaplan, or failing him, Gregory A. Lang, or failing him, David L. Deisley, or failing him, Tricia F. Pannier, Print the name of the person you are appointing if this person is someone other than Dr. Thomas Kaplan, Gregory A. Lang, David L. Deisley, or Tricia F. Pannier. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees ﬁt) and all other matters that may properly come before the Annual General Meeting of shareholders of NOVAGOLD RESOURCES INC . to be held at the Hyatt Regency Vancouver, Grouse Room, 655 Burrard Street, Vancouver, BC, V 6 C 2 R 7 , Canada, on May 5 , 2017 at 1 : 00 PM, Paciﬁc Time, and at any adjournment or postponement thereof . VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES . 1 . Election of Directors For Against Abstain